                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                                        FIRST AMENDMENT dated as of October 16,
                           2000 (this "AMENDMENT"), to the Credit Agreement (the "CREDIT AGREEMENT") dated as of July 7, 2000, among WASHINGTON GROUP INTERNATIONAL, INC. (f/k/a Morrison Knudsen Corporation), a Delaware corporation (the "BORROWER"); the lenders party thereto (the "LENDERS"); BANK OF MONTREAL, as Syndication Agent; and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), as collateral agent (in such capacity, the "COLLATERAL AGENT") and as an issuer of Letters of Credit.

              The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement to permit the Borrower to obtain Letters of Credit (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in Section 1.01 of the Credit Agreement as amended hereby) denominated in one or more Designated Foreign Currencies. The Lenders are willing so to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

              Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

              SECTION 1. AMENDMENT OF CREDIT AGREEMENT. The Credit Agreement is hereby amended, effective as of the Amendment Effective Date, as follows:

              (a) AMENDMENT OF SECTION 1.01. (i) The following definitions are hereby added to Section 1.01 of the Credit Agreement in their proper alphabetical order:

              "BORROWER PERCENTAGE" means, as to any Special Letter of Credit, the percentage of each reimbursement obligation in respect of a drawing under such Letter of Credit for which the Borrower is responsible.

              "DESIGNATED FOREIGN CURRENCY" means, as to any Issuing Bank, any currency other than dollars that (a) is available to banks, freely transferable and freely convertible into dollars, in each case in the London interbank market, and (b) has been approved by such Issuing Bank in a notice delivered to the Borrower and the Administrative Agent.

              "DOLLAR EQUIVALENT" means, on any date of determination, with respect to any amount denominated in any Designated Foreign Currency, the equivalent in dollars of such amount, determined by the applicable Issuing Bank using the Exchange Rate with respect to such Designated Foreign Currency in effect on such date.

              "EXCHANGE RATE" means on any day, with respect to any amount denominated in any Designated Foreign Currency, the rate at which dollars may be exchanged into such Designated Foreign Currency, as set forth at approximately 11:00 a.m., London time, on such day on the Reuters World Currency Page for such Designated Foreign Currency. In the event that such rate does not appear on any Reuters World Currency Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the applicable Issuing Bank and the Borrower, or, in the absence of such agreement, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the applicable Issuing Bank in the market where its foreign currency exchange operations in respect of such Designated Foreign Currency are then being conducted, at or about 10:00 a.m., local time, on such date for the purchase of such Foreign Currency for delivery on such day; PROVIDED that if at the time of any such determination, for any reason, no such spot rate is being quoted, the applicable Issuing Bank, after consultation with the Borrower, may use any reasonable method it, in good faith, deems appropriate to determine such rate, and such determination shall be presumed correct absent manifest error.

              "NON-BORROWER PERCENTAGE" means, as to any Special Letter of Credit, the percentage of each reimbursement obligation in respect of a drawing under such Letter of Credit for which a person or persons other than the Borrower are responsible.

              "SPECIAL LETTER OF CREDIT" means a Letter of Credit issued for the account of a joint venture which is an Affiliate of the Borrower or in which the Borrower is a participant and as to which responsibility for the reimbursement of L/C Disbursements is to be shared on a several basis by the Borrower and one or more other persons, with each such person being responsible for the reimbursement of a specified percentage of any drawings under such Letter of Credit.

                      (ii) The definition of "L/C Exposure" contained in Article
                  I of the Credit Agreement is hereby replaced with the following:

              "L/C EXPOSURE" means at any time the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit denominated in dollars at such time, (b) the aggregate Dollar Equivalents of the undrawn amounts of all outstanding Letters of Credit denominated in Designated Foreign Currencies at such time, (c) the aggregate amount of all L/C Disbursements denominated in dollars that have not yet been reimbursed by or on behalf of the Borrower at such time and (d) the aggregate Dollar Equivalents of the amounts of all L/C Disbursements denominated in Designated Foreign Currencies that have not yet been reimbursed by or on behalf of the Borrower at such time; PROVIDED, that in the case of any Special Letter of Credit, only the Borrower Percentage of such Letter of Credit and of the unreimbursed L/C Disbursements thereunder shall be taken into account in determining the L/C Exposure. The L/C Exposure of any Revolving Credit Lender at any time shall be such Lender's Pro Rata Percentage of the aggregate L/C Exposure at such time.

                      (iii) The following proviso is hereby added to the end of
                  the definition of "Consolidated EBITDA" contained in Article I of the Credit Agreement:

                  "; PROVIDED that, for purposes of determining Consolidated EBITDA for any period including one or more of the Borrower's fiscal quarters ending on December 3, 1999, March 3, 2000, June 2, 2000 or September 1, 2000, Consolidated EBITDA for any such fiscal quarter shall be deemed to be $70,000,000."

              (b) AMENDMENT TO SECTION 2.14. Section 2.14 of the Credit Agreement is hereby amended by inserting the following new paragraph at the end thereof:

                      "(l) If on any date, after giving effect to all Revolving
                  Loans, Letters of Credit and Swingline Loans and all repayments and prepayments to occur on such date, and based on the Exchange Rate then in effect for each Letter of Credit denominated in a Designated Foreign Currency, the Administrative Agent determines that the Aggregate Revolving Credit Exposure hereunder shall have exceeded for more than three consecutive Business Days an amount equal to 100% of the total Revolving Credit Commitments of the Lenders hereunder, the Administrative Agent shall notify the Borrower of such occurrence and the Borrower shall on the next succeeding Business Day prepay Revolving Loans or Swingline Loans in an aggregate amount sufficient to eliminate such excess."

              (c) AMENDMENTS TO SECTION 2.23. Section 2.23 of the Credit Agreement is hereby amended as follows:

                      (i) The words "or, in the case of a Special Letter of
                  Credit, for the account of the applicable joint venture or Affiliate" are inserted after the words "for its own account" in Section 2.23(a).

                      (ii) The following sentence is inserted after the second
                  sentence of Section 2.23(a):

                           "Each Letter of Credit will be denominated in dollars or in a Designated Foreign Currency."

                      (iii) The phrase "(excluding the Non-Borrower Percentage
                  of any Special Letter of Credit)" is inserted after the phrase "Letters of Credit" in each of subclause (A) and subclause (B) of clause (ii) of the third sentence of Section 2.23(a).

                      (iv) The following new sentence is inserted at the end of
                  Section 2.23(a):

                           "Notwithstanding any other provision of this Section,
                           (i) any Special Letter of Credit requested by the Borrower shall be issued at the good faith, sole discretion of the Issuing Bank requested to issue the same and only after the Borrower and the other persons to be responsible for the reimbursement of L/C Disbursements thereunder shall have delivered to such Issuing Bank documentation satisfactory to it (which may include reimbursement undertakings, guarantees, back-to-back letters of credit or security agreements) providing for and, if applicable, securing, such reimbursement obligations,
                           (ii) the Revolving Credit Lenders shall participate only in the Borrower Percentage of any Special Letter of Credit, and the Non-Borrower Percentage of any Special Letter of Credit and all reimbursement obligations in respect of drawings thereunder shall be solely for the account and risk of such Issuing Bank, and (iii) the Borrower shall have no reimbursement obligations in respect of drawings to the extent they relate to the Non-Borrower Percentage of any Special Letters of Credit."

                      (v) The words "and currency" are inserted after the words
                  "the amount" wherever such words appear in Section 2.23(b). The words "and, in the case of a Special Letter of Credit, the Borrower Percentage thereof" are inserted after the words "issued by it" in the second sentence of Section 2.23(b). The following new sentence is inserted at the end of Section 2.23(b):

                  "The Dollar Equivalent of each Letter of Credit denominated in a Designated Foreign Currency shall be determined or redetermined, as applicable, on the date of issuance, increase or extension of such Letter of Credit and on the last day of each month thereafter, and each Issuing Bank shall promptly notify the Administrative Agent of the determination thereof."

                      (vi) The proviso in Section 2.23(c) is amended to read
                  as follows:

                  "PROVIDED that the portion of the L/C Exposure attributable to Non-Financial Letters of Credit expiring in more than three years shall at no time exceed $250,000,000".

                      (vii) The following parenthetical is inserted at the end
                  of the second sentence of Section 2.23(d):

                           "(converted, in the case of any L/C Disbursement made in a Designated Foreign Currency, to dollars as provided in paragraph (e) below)".

                      (viii) The words "(in the case of a Letter of Credit
                  denominated in a Designated Foreign Currency, an amount in dollars (or, if acceptable to the Borrower and such Issuing Bank, in such foreign currency) equal to such L/C Disbursement based on the applicable Exchange Rate on the date of payment)" are inserted after the words "equal to such L/C Disbursement" in Section 2.23(e).

                      (ix) The following new sentence is inserted at the end of
                  Section 2.23(e):

                  "If the Borrower shall fail to reimburse any L/C Disbursement in respect of a Letter of Credit denominated in a Designated Foreign Currency by the time specified in the preceding sentence, the Borrower's obligation under this paragraph in respect of such L/C Disbursement shall at that time be automatically converted into an obligation denominated in dollars at the Exchange Rate in effect on the date of such conversion. The Borrower agrees to indemnify each Issuing Bank against any loss or expense determined by such Issuing Bank in good faith to have resulted from any conversion pursuant to the preceding sentence by reason of the inability of such Issuing Bank to convert the dollar amount received from the Borrower (or from the Revolving Credit Lenders pursuant to
                  Section 2.03(f) into an amount in the currency of such Letter of Credit equal to the amount of such L/C Disbursement)."

                      (x) The following parenthetical is inserted at the end of
                  the first sentence of Section 2.23(h):

                           "(or, in the case of an L/C Disbursement under a Letter of Credit denominated in a Designated Foreign Currency, for each day prior to the conversion of the Borrower's obligation in respect of such L/C Disbursement into dollars as provided in paragraph
                           (e) above, at the rate determined by the Issuing Bank in good faith to represent such Issuing Bank's cost of overnight or short-term funds in the applicable currency plus the ABR spread that would be used at the time to determine interest on Revolving Loans)".

                      (xi) The following new paragraph is inserted at the end
                  of Section 2.23:

                               "(l) Any Letter of Credit denominated in a
                           Designated Foreign Currency may, at the election of the applicable Issuing Bank, be issued by any non-US branch, office, Affiliate or correspondent bank of such Issuing Bank, and the times and places for payments in respect of any such Letter of Credit may be appropriately adjusted in good faith by the Issuing Bank, by notice to the Borrower, to conform to local customs and the practices of such branch or Affiliate; PROVIDED, however, that the applicable Issuing Bank will use reasonable efforts (which shall not require such Issuing Bank to incur an unreimbursed loss or expense or otherwise take any action materially inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) as will best minimize or avoid the incurrence of any loss or expense to under Sections 2.15, 2.16 and 2.21."

              (d) AMENDMENTS TO ARTICLE V. (i ) Article V of the Credit Agreement is hereby amended by inserting the phrase "(excluding the Non-Borrower Percentage of any Special Letter of Credit)" after the words (A) "Letters of Credit" and (B) "Issuing Banks and all amounts" in each place where such words appear in the introduction to such Article.

                      (ii) Section 5.03(b) of the Credit Agreement is hereby
                  amended by inserting the following proviso at the end of such
                  Section:

                  "PROVIDED that the Borrower shall have until October 27, 2000 to deliver the financial information and certification required pursuant to this Section 5.03(b) with respect to the Borrower's fiscal quarter ending September 1, 2000".

              (e) AMENDMENTS TO ARTICLE VI. Article VI of the Credit Agreement is hereby amended by inserting the phrase "(excluding the Non-Borrower Percentage of any Special Letter of Credit)" after the words (A) "Letters of Credit" and (B) "Issuing Banks and all amounts" in each place where such words appear in the introduction to such Article.

              (f) AMENDMENTS TO ARTICLE VII. Article VII of the Credit Agreement is hereby amended as follows:

                      (i) The phrase "(excluding the Non-Borrower Percentage of
                  any Special Letter of Credit)" is inserted after the words "Letters of Credit" in clause (a) of such Article VII.

                      (ii) The phrase "(other than L/C Disbursements to the
                  extent that they relate to the Non-Borrower Percentage of any Special Letter of Credit)" is inserted after the words "L/C Disbursement" in each of clauses (b) and (c) of such Article VII.

              (g) It is agreed that Borrowings under the Credit Agreement will continue to be available only in dollars.

                  SECTION 2. REPRESENTATIONS AND WARRANTIES. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, the Administrative Agent and the Collateral Agent that, as of the Amendment Effective Date:

              (a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

              (b) After giving effect to the agreements and waivers herein, no Default or Event of Default has occurred and is continuing.

                  SECTION 3. EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") that the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.

                  SECTION 4. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                  SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.


                  SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.





                           WASHINGTON GROUP INTERNATIONAL, INC.,

                           by
                                  /s/ Frank S. Finlayson
                           -------------------------------------
                           Name:
                           Title:


                           CREDIT SUISSE FIRST BOSTON,
                           individually and as Administrative Agent,
                           Collateral Agent and Issuing Bank,

                           by
                                  /s/ Robert Heto
                           -------------------------------------
                           Name:      Robert Heto
                           Title:     Vice President

                           by
                                  /s/ Karl M. Studer
                           -------------------------------------
                           Name:      Karl M. Studer
                           Title:     Director



                           Acknowledged and Agreed:

                           EACH OF THE GUARANTORS
                           LISTED ON SCHEDULE  1.01
                           TO THE CREDIT AGREEMENT,
                           by
                                  /s/ Frank S. Finlayson
                           -------------------------------------
                           Name:      Frank S. Finlayson
                           Title:     Authorized Officer

                           Bank Hapoalim B. M.

                           by
                                  /s/ Marc Bosc    /s/ Conrad Wagner
                           ------------------------------------------------
                           Name:      Marc Bosc        Conrad Wagner
                           Title:     Vice President   First Vice President



                           Bank of America, N.A.

                           by
                                  /s/ Charles F. Lilygren
                           -------------------------------------
                           Name:      Charles F. Lilygren
                           Title:     Managing Director



                           BANK ONE, NA.

                           by
                                  /s/ Stephanie A. Mack
                           -------------------------------------
                           Name:      Stephanie Mack
                           Title:     Commercial Banking Officer



                           First Security Bank, N.A.

                           by
                                  /s/ Vicki V. Riga
                           -------------------------------------
                           Name:      Vicki V. Riga
                           Title:     Vice President



                           Fleet National Bank

                           by
                                  /s/ Michael J. Blake
                           -------------------------------------
                           Name:      Michael J. Blake
                           Title:     Managing Director



                           The Sumitomo Bank Limited

                           by
                                  /s/ Bob Granfelt
                           -------------------------------------
                           Name:      Bob Granfelt
                           Title:     Vice President & Manager

                           U.S. BANK NATIONAL ASSOCIATION

                           by
                                  /s/ James W. Henken
                           -------------------------------------
                           Name:      James W. Henken
                           Title:     Vice President



                           ABA BANKING CORPORATION
                           FOR NEW YORK BRANCH

                           by
                                  /s/ Richard Whelan
                           --------------------------------------------
                           Name:      Richard Whelan
                           Title:     Chief Representative
                                      Los Angeles Representative Office



                           Bank of Montreal

                           by
                                  /s/  Cahal B. Carmody
                           -------------------------------------
                           Name:       Cahal B. Carmody
                           Title:      Director

                           ARCHIMEDES FUNDING II, LTD.

                           BY:    ING Capital Advisors LLC,
                                  as Collateral Manager


                                  /s/  Helen Y. Rhee
                           ----------------------------------------------
                           Name:       Helen Y. Rhee
                           Title:      Vice President & Portfolio Manager


                           ARCHIMEDES FUNDING IV, LTD.

                           BY:    ING Capital Advisors LLC,
                                  as Collateral Manager


                                  /s/  Helen Y. Rhee
                           ----------------------------------------------
                           Name:       Helen Y. Rhee
                           Title:      Vice President & Portfolio Manager


                           NEMEAN CLO, LTD.

                           BY:    ING Capital Advisors LLC,
                                  as Collateral Manager


                                  /s/ Helen Y. Rhee
                           ---------------------------------------------
                           Name:      Helen Y. Rhee
                           Title:     Vice President & Portfolio Manager



                           SEQUILS-ING I (HBDGM), LTD.

                           BY:        ING Capital Advisors LLC,
                                      as Collateral Manager


                                  /s/ Helen Y. Rhee
                           ---------------------------------------------
                           Name:      Helen Y. Rhee
                           Title:     Vice President & Portfolio Manager


                           SWISS LIFE US RAINBOW LIMITED

                           BY:        ING Capital Advisors LLC,
                                      as Collateral Manager


                                  /s/ Helen Y. Rhee
                           ---------------------------------------------
                           Name:      Helen Y. Rhee
                           Title:     Vice President & Portfolio Manager

                           Franklin Floating Rate Trust

                           by
                                  /s/ Chauncey Lufkin
                           -------------------------------------
                           Name:      Chauncey Lufkin
                           Title:     Vice President



                           MORGAN STANLEY DEAN WITTER
                           PRIME INCOME TRUST

                           by
                                  /s/ Sheila Finnerty
                           -------------------------------------
                           Name:      Sheila Finnerty
                           Title:     Senior Vice President



                           PILGRIM AMERICA HIGH INCOME
                            INVESTMENTS LTD.
                           By:    Pilgrim Investments, Inc.
                                  as its investment manager

                           by
                                  /s/ Charles E. Lemieux, CFA
                           -------------------------------------
                           Name:      Charles E. LeMieux, CFA
                           Title:     Vice President



                           PILGRIM CLO 1999-1 LTD.
                           By:  Pilgrim Investments, Inc.
                                  as its investment manager

                           by
                                  /s/ Charles E. Lemieux, CFA
                           -------------------------------------
                           Name:      Charles E. LeMieux, CFA
                           Title:     Vice President



                           SEQUILS PILGRIM 1, LTD.
                            By:  Pilgrim Investments, Inc.
                                  as its investment manager

                           by
                                  /s/ Charles E. Lemieux, CFA
                           -------------------------------------
                           Name:      Charles E. LeMieux, CFA
                           Title:     Vice President

                           PILGRIM PRIME RATE TRUST

                           By:  Pilgrim Investments, Inc.
                                  as its investment manager

                           by
                                  /s/ Charles E. Lemieux, CFA
                           -------------------------------------
                           Name:      Charles E. LeMieux, CFA
                           Title:     Vice President



                           MLCLOXII PILGRIM AMERICA
                           (CAYMAN) LTD.

                           By:  Pilgrim Investments, Inc.
                                  as its investment manager

                           by
                                  /s/ Charles E. Lemieux, CFA
                           -------------------------------------
                           Name:      Charles E. LeMieux, CFA
                           Title:     Vice President



                           MLCLOXV PILGRIM AMERICA
                           (CAYMAN) LTD.

                           By:  Pilgrim Investments, Inc.
                                  as its investment manager

                           by
                                  /s/ Charles E. Lemieux, CFA
                           -------------------------------------
                           Name:      Charles E. LeMieux, CFA
                           Title:     Vice President



                           MLCLOXX PILGRIM AMERICA
                           (CAYMAN) LTD.

                           By:  Pilgrim Investments, Inc.
                                  as its investment manager

                           by
                                  /s/ Charles E. Lemieux, CFA
                           -------------------------------------
                           Name:      Charles E. LeMieux, CFA
                           Title:     Vice President

                           Stanfield CLO Ltd.
                           By:  Stanfield Capital Partners LLC
                                  as its Collateral Manager

                           by
                                  /s/ Christopher A. Bondy
                           -------------------------------------
                           Name:      Christopher A. Bondy
                           Title:     Partner



                           Stanfield/RME Transaltlantic CDO Ltd.
                           By:  Stanfield Capital Partners LLC
                                  as its Collateral Manager

                           by
                                  /s/ Christopher A. Bondy
                           -------------------------------------
                           Name:      Christopher A. Bondy
                           Title:     Partner



                           SRF 2000 LLC

                           by
                                  /s/ Ann E. Morris
                           -------------------------------------
                           Name:      Ann E. Morris
                           Title:     Asst. Vice President



                           SRF TRADING, INC.

                           by
                                  /s/ Ann E. Morris
                           -------------------------------------
                           Name:      Ann E. Morris
                           Title:     Asst. Vice President



                           Liberty - Stein Roe Advisor Floating Rate
                           Advantage Fund by Stein Roe & Farnham
                           Incorporated, As Advisor

                           by
                                  /s/ Brian W. Good
                           -------------------------------------------------
                           Name:      Brian W. Good
                           Title:     Sr. Vice President & Portfolio Manager

                           Stein Roe Floating Rate Limited Liability Company

                           by
                                  /s/ Brian W. Good
                           -------------------------------------------
                           Name:      Brian W. Good
                           Title:     Senior Vice President
                                  Stein Roe & Farnham Incorporated,
                                  As Advisor to the Stein Roe Floating
                                  Rate Limited Liability Company



                           Stein Roe & Farnham CLO I Ltd.,
                           by Stein Roe & Farnham Incorporated,
                           As Portfolio Manager

                           by
                                  /s/ Brian W. Good
                           -------------------------------------------------
                           Name:      Brian W. Good
                           Title:     Sr. Vice President & Portfolio Manager



                           VAN KAMPEN CLO I, LIMITED
                           BY:  VAN KAMPEN
                           MANAGEMENT INC.,
                           as Collateral Manager

                           by
                                  /s/ Darvin D. Pierce
                           -------------------------------------
                           Name:      Darvin D. Pierce
                           Title:     Vice President



                           VAN KAMPEN CLO II, LIMITED
                           BY:  VAN KAMPEN
                           MANAGEMENT INC.,
                           as Collateral Manager

                           by
                                  /s/ Darvin D. Pierce
                           -------------------------------------
                           Name:      Darvin D. Pierce
                           Title:     Vice President



                           VAN KAMPEN
                           SENIOR FLOATING RATE FUND
                           By:  Van Kampen Investment Advisory Corp.

                           by
                                  /s/ Darvin D. Pierce
                           -------------------------------------
                           Name:      Darvin D. Pierce
                           Title:     Vice President

                           VAN KAMPEN
                           SENIOR INCOME TRUST
                           By:  Van Kampen Investment Advisory Corp.

                           by
                                  /s/ Darvin D. Pierce
                           -------------------------------------
                           Name:      Darvin D. Pierce
                           Title:     Vice President



                           Galaxy CLO 1999-1, Ltd., by:
                           SAI Investment Advisor, Inc., its collateral manager

                           by
                                  /s/ Julie Bothamley
                           -------------------------------------
                           Name:      Julie Bothamley
                           Title:     Authorized Agent



                           Columbus Loan Funding, Ltd.
                           By:   Travelers Asset Management
                                 International Company, LLC

                           by
                                  /s/ Teresa M. Torsey
                           -------------------------------------
                           Name:      Teresa M. Torsey
                           Title:     Second Vice President



                           WINGED FOOT FUNDING TRUST

                           by
                                  /s/ Ann E. Morris
                           -------------------------------------
                           Name:      Ann E. Morris
                           Title:     Authorized Agent